UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2011

Commission File Number of issuing entity:
333-159791-04

SEQUOIA MORTGAGE TRUST 2011-2

(Exact name of issuing entity)

Commission File Number of depositor:
333-159791-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 27, 2011, Sequoia Residential Funding, Inc. (the “Depositor”) will cause the issuance and sale of the Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates, Series 2011-2, Class A-1 (the “Certificates”), in the approximate aggregate principal amount of $347,460,000, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011, by and among the Depositor, U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).  Certain Certificates were sold by the Depositor to Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as underwriters, pursuant to the Underwriting Agreement dated September 16, 2011.  The mortgage loans were sold to Redwood Residential Acquisition Corporation (the “Seller”) and/or are being serviced pursuant to (i) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between the Seller and First Republic Bank (“FRB”), (ii) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB DLJ Sale and Servicing Agreement”), dated as of April 8, 2011, between DLJ Mortgage Capital, Inc. (“DLJ”) and FRB, (iii) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement (the “PHH Sale and Servicing Agreement”), dated as of July 21, 2010, between the Seller and PHH Mortgage Corporation (“PHH”), (iv) a Mortgage Loan Sale and Servicing Agreement (the “Wells Sale and Servicing Agreement”), dated as of July 1, 2011, between the Seller and Wells Fargo Bank, N.A. (“Wells”), (v) a Flow Mortgage Loan Sale and Servicing Agreement (the “SunTrust Sale and Servicing Agreement”), dated as of March 1, 2011, between the Seller and SunTrust Mortgage Inc. (“SunTrust”), (vi) a Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement (the “SPS Servicing Agreement” and, together with the FRB Sale and Servicing Agreement, the FRB DLJ Sale and Servicing Agreement, the PHH Sale and Servicing Agreement, the Wells Sale and Servicing Agreement and the SunTrust Sale and Servicing Agreement, the “Servicing Agreements”), dated as of May 5, 2011, among the Seller, Select Portfolio Servicing, Inc. (“SPS”) and DLJ, (vii) a Flow Mortgage Loan Purchase and Sale Agreement (the “PrimeLending Purchase Agreement”), dated as of January 30, 2011, between the Seller and PrimeLending, a PlainsCapital Company (“PrimeLending”) and (viii) a Flow Mortgage Loan Purchase and Sale Agreement (the “Sterling Purchase Agreement” and, together with the PrimeLending Purchase Agreement, the “Purchase Agreements”), dated as of March 1, 2011, between the Seller and Sterling Savings Bank (“Sterling”).  In connection with the offering of the Certificates, the Seller and the Depositor will enter into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller will convey to the Depositor all of its interest in the mortgage loans.  The Seller will assign its rights under each Servicing Agreement and each Purchase Agreement with respect to the related mortgage loans to the Depositor, and the Depositor will assign such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement or an Assignment of Representations and Warranties, as applicable, dated as of September 27, 2011, among the Seller, the Depositor, the Trustee and the respective Servicer.  Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2011-2, pursuant to a Custodial Agreement, dated as of September 27, 2011, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable.

(d)         Exhibits:   The following final versions or final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit
Number

10.1           Pooling and Servicing Agreement, dated as of September 1, 2011, by and among Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

10.2           Final executed Underwriting Agreement, dated September 16, 2011, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

10.3           Final executed Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

10.4           Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and First Republic Bank, as servicer, in connection with the FRB Sale and Servicing Agreement.

10.5           Final executed Flow Mortgage Loan Sale and Servicing Agreement (the “FRB DLJ Sale and Servicing Agreement”), dated as of April 8, 2011, between DLJ Mortgage Capital, Inc., as purchaser, and First Republic Bank, as seller and servicer.

10.6           Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and First Republic Bank, as servicer, in connection with the FRB DLJ Sale and Servicing Agreement.

10.7           Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

10.8           Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PHH Mortgage Corporation, as servicer.

10.9           Final executed Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser, and Wells Fargo Bank, N.A., as seller and servicer.

10.10         Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as servicer.

10.11         Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser, and SunTrust Mortgage Inc., as seller and servicer.

10.12         Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and SunTrust Mortgage Inc., as servicer.

10.13         Final executed Flow Mortgage Servicing Rights Sale and Servicing Agreement, dated as of May 5, 2011, among Redwood Residential Acquisition Corporation, as purchaser, DLJ Mortgage Capital, Inc., as servicing rights purchaser, and Select Portfolio Servicing, Inc., as servicer.

10.14         Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, DLJ Mortgage Capital, Inc., as servicing rights purchaser, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as servicer.

10.15         Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

10.16         Assignment of Representations and Warranties Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

10.17         Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Sterling Savings Bank, as seller.

10.18         Assignment of Representations and Warranties Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Sterling Savings Bank, as seller.

10.19         Mortgage Loan Purchase and Sale Agreement, dated as of September 27, 2011, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.20         Custodial Agreement, dated as of September 1, 2011, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and U.S. Bank National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

Dated:  September 23, 2011

Exhibit 10.1

Pooling and Servicing Agreement, dated as of September 1, 2011, by and among Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 10.2

Final executed Underwriting Agreement, dated September 16, 2011, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

Exhibit 10.3

Final executed Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.4

Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and First Republic Bank, as servicer, in connection with the FRB Sale and Servicing Agreement.

Exhibit 10.5

Final executed Flow Mortgage Loan Sale and Servicing Agreement (the “FRB DLJ Sale and Servicing Agreement”), dated as of April 8, 2011, between DLJ Mortgage Capital, Inc., as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.6

Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and First Republic Bank, as servicer, in connection with the FRB DLJ Sale and Servicing Agreement.

Exhibit 10.7

Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

Exhibit 10.8

Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PHH Mortgage Corporation, as servicer.

Exhibit 10.9

Final executed Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser, and Wells Fargo Bank, N.A., as seller and servicer.

Exhibit 10.10

Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, N.A., as servicer.

Exhibit 10.11

Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser, and SunTrust Mortgage Inc., as seller and servicer.

Exhibit 10.12

Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and SunTrust Mortgage Inc., as servicer.

Exhibit 10.13

Final executed Flow Mortgage Servicing Rights Sale and Servicing Agreement, dated as of May 5, 2011, among Redwood Residential Acquisition Corporation, as purchaser, DLJ Mortgage Capital, Inc., as servicing rights purchaser, and Select Portfolio Servicing, Inc., as servicer.

Exhibit 10.14

Assignment, Assumption and Recognition Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, DLJ Mortgage Capital, Inc., as servicing rights purchaser, U.S. Bank National Association, as trustee, and Select Portfolio Servicing, Inc., as servicer.

Exhibit 10.15

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.16

Assignment of Representations and Warranties Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.17

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Sterling Savings Bank, as seller.

Exhibit 10.18

Assignment of Representations and Warranties Agreement, dated as of September 27, 2011, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, U.S. Bank National Association, as trustee, and Sterling Savings Bank, as seller.

Exhibit 10.19

Mortgage Loan Purchase and Sale Agreement, dated as of September 27, 2011, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.20

Custodial Agreement, dated as of September 1, 2011, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and U.S. Bank National Association, as trustee.